UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 9, 2006

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Commerce Drive, Cranford, New Jersey, 07016

(Address of Principal Executive Offices) (Zip Code)

(908) 272-8000

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Commerce Drive, Cranford, New Jersey, 07016

(Address of Principal Executive Offices) (Zip Code)

(908) 272-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Explanatory Note

On May 15, 2006, Mack-Cali Realty Corporation (the “General Partner”) and Mack-Cali Realty, L.P. (the “Operating Partnership”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Report”) reporting certain events under Items 1.01, 2.01, 2.03, and 9.01 relating to the Operating Partnership’s acquisition of certain assets and operations of each of SL Green Realty Corp. and The Gale Company. This Amendment No. 1 to Form 8-K is being filed to amend and restate Items 2.01 and 9.01 of the Report in their entirety and to add a new Item 8.01 to the Report as set forth herein below. Capitalized terms used herein but not defined shall have the meaning ascribed to such terms in the Report.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information regarding the acquisition of the Gale Transferred Interests, the Princeton Property and the portfolio of properties under the SLG Contribution Agreement by the Operating Partnership, which acquisitions were previously disclosed under Item 2.01 of the Form 8-K filed by the General Partner and the Operating Partnership on May 15, 2006, should have been disclosed under Item 8.01 of that Form 8-K rather than under Item 2.01. The General Partner and the Operating Partnership have concluded that the assets acquired (i) are not a business within the meaning of Rule 11-01(d) of Regulation S-X that is significant within the meaning of Rule 11-01(b) of Regulation S-X, and (ii) do not constitute a significant amount of assets as neither the Operating Partnership’s equity in the net book value of the acquired assets nor the amount paid therefore exceeded ten percent (10%) of the total assets of the Operating Partnership as of December 31, 2005, the date of its most recent audited balance sheet. This Amendment No. 1 to Form 8-K hereby removes the disclosure regarding the aforesaid acquisitions from Item 2.01 of the Form 8-K filed on May 15, 2006 and places it under Item 8.01 of that Form 8-K.

Item 8.01	Other Events.

The information previously reported under Item 2.01 of the Report filed on May 15, 2006 is hereby disclosed under Item 8.01 as of the original date of the Report.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.
No financial statements are required to be filed pursuant to Regulation S-X.
(b)	Pro Forma Financial Information.

No pro forma financial information is required to be filed pursuant to Regulation S-X.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: July 25, 2006	By:	/s/ ROGER W. THOMAS
Roger W. Thomas
Executive Vice President, General Counsel

and Secretary

MACK-CALI REALTY, L.P.

By:	Mack-Cali Realty Corporation,
its General Partner

Dated: July 25, 2006	By:	/s/ ROGER W. THOMAS
Roger W. Thomas
Executive Vice President, General Counsel

and Secretary

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